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                                                                EXHIBIT 10.16(D)

                               FOURTH AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Fourth Amendment"), is dated March 24, 2004, by and among Animas Corporation, a Delaware corporation (the "Company") and certain holders (the "Holders") of the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock") and the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock").


         WHEREAS, the Company and the Holders are parties to an Amended and Restated Registration Rights Agreement dated as of October 11, 2001, as amended by that First Amendment to Amended and Restated Registration Rights Agreement dated as of May 13, 2002, as amended by that Second Amendment to Amended and Restated Registration Rights Agreement dated as of January 21, 2003 and as amended by that Third Amendment to Amended and Restated Registration Rights Agreement dated as of November 18, 2003 (collectively, and together with all joinders thereto, the "Registration Rights Agreement");

         WHEREAS, certain Holders (the "Unit Purchasers") acquired from the Company units (the "Units") consisting of one share of Series C Preferred Stock and one warrant to purchase nine-tenths (0.9) of one share of Series C Preferred Stock (the "Warrants"), pursuant to a Unit Purchase Agreement dated January 21, 2003, a Unit Purchase Agreement dated March 21, 2003, a Unit Purchase Agreement dated November 18, 2003 or any other Unit Purchase Agreement pursuant to which certain holders of the Company's capital stock acquire Units in the Company (each, a "Unit Purchase Agreement" and, collectively, "Unit Purchase Agreements");

         WHEREAS, the Company refinanced and increased its line of credit pursuant to the Loan and Security Agreement dated as of November 7, 2003 (the "2003 SVB Line of Credit"), by and among the Company, Animas Diabetes Care, LLC and Silicon Valley Bank, a California chartered bank ("SVB"), and in connection with the 2003 SVB Line of Credit, issued a warrant to purchase 5,000 shares of Series C Preferred Stock to SVB (the "2003 SVB Warrant");

         WHEREAS, the Company and the Holders desire to amend the Registration Rights Agreement as set forth herein to subject all Unit Purchasers to those certain rights and obligations as set forth in the Registration Rights Agreement;

         WHEREAS, the Company and the Holders desire to further amend the Registration Rights Agreement to make all Warrants and the 2003 SVB Warrant subject to the Registration Rights Agreement; and

         WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may not be amended or modified, and no provision thereof may be waived, without the consent of (i) the Company, (ii) the Initial Series B Investors holding at least 60% of the votes entitled to be cast by the holders of Series B Conversion Shares owned by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares,
(iii) the Initial Series C Investors holding at least 60% of the votes entitled to be cast by the holders

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of Series C Conversion Shares owned by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, and (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities then outstanding (collectively, the "Required Approvals").

                  NOW, THEREFORE, in consideration of the premises, the agreements and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                  1. Defined Terms. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Rights Agreement.

                  2.       Amendments to Registration Rights Agreement.

                           a.       The following additional defined term is
hereby added to the Registration Rights Agreement:

                                    i)       "Unit Purchase Agreements" shall
mean, collectively, that certain Unit Purchase Agreement dated January 21, 2003 (together with all joinders thereto), that certain Unit Purchase Agreement dated March 21, 2003 (together will all joinders thereto), that Unit Purchase Agreement dated November 18, 2003 (together will all joinders thereto), and any other Unit Purchase Agreement among the Company and any other parties thereto pursuant to which such other party or parties acquired Units;

                           b.       Amendments to Existing Definitions. The
following existing defined terms of the Registration Rights Agreement are hereby amended:

                                    i)       The term "Series C Conversion
Shares" shall be amended in its entirety and, from and after the date hereof, shall mean any shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock or the shares of Series C Preferred Stock issuable upon exercise of the Warrants or SVB Warrants.

                                    ii)      The term "Series C Preferred Stock"
shall be amended in its entirety and, from and after the date hereof, shall mean, collectively, (i) the shares of Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, whether at the Initial Closing or at a Subsequent Closing (and including the Additional Series C Preferred Stock), (ii) any shares of Series C Preferred Stock purchased pursuant to or in connection with the Unit Purchase Agreements (including but not limited to those shares issued upon exercise of the Warrants) and (iii) any shares of Series C Preferred Stock issued upon exercise of the SVB Warrants.

                                    iii)     The term "SVB Warrants" shall be
amended in its entirety and, from and after the date hereof, shall mean any warrants issued or which may be issued to Silicon Valley Bank to purchase up to 10,000 shares (subject to adjustment for stock splits, dividends, reclassifications, exchanges, combinations or substitutions) of Series C Preferred Stock (including but not limited to those certain warrants to purchase 5,000 shares of Series C Preferred Stock issued to Silicon Valley Bank on November 4, 2002 and those certain warrants

                                      -2-

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to purchase 5,000 shares of Series C Preferred Stock issued to Silicon Valley
Bank on December 31, 2003); and

                                    iv)      The definition of "Unit Purchase
Agreement" shall be deleted from this Agreement and replaced in its entirety with the definition of "Unit Purchase Agreements" described above.

                                    v)       The term "Units" shall be amended
in its entirety and, from and after the date hereof, shall mean those certain Units purchased pursuant to the Unit Purchase Agreements and consisting of one share of Series C Preferred Stock and a Warrant.

                  3. Ratification of Registration Rights Agreement. Except as expressly amended hereby, all of the terms of the Registration Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  4. Governing Law. This Fourth Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

                  5. Counterparts; Facsimile Execution. This Fourth Amendment may be executed in any number of counterparts, including by facsimile signature, each of which shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

                  6. Effective Time. This Fourth Amendment shall become effective and legally binding upon the Company and the Holders, and shall be deemed to effectively amend the Registration Rights Agreement, when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Required Approvals (or their designated representatives).

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         IN WITNESS WHEREOF, the parties hereto have executed, or caused this
Fourth Amendment to Amended and Restated Registration Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

ANIMAS CORPORATION

By: \s\ Richard A. Baron
    ------------------------------
Name: Richard A. Baron
Title: Vice President and
       Chief Financial Officer

\s\ Katherine Crothall
---------------------------------------
KATHERINE CROTHALL, PRESIDENT
AND CHIEF EXECUTIVE OFFICER OF
ANIMAS CORPORATION, SIGNING
PURSUANT TO THE POWER OF
ATTORNEY GRANTED BY:

KATHERINE CROTHALL                       CHRIS COYNE
GRAEME CROTHALL                          GREG COYNE
PETER LAAKMANN TRUST                     CITY NATIONAL BANK TTEE FBO
KAREN LAAKMANN TRUST                     DWT/PARSONS
CHRISTINE LAAKMANN TRUST                 DONALD A. SIVICK, JR
GAYLE LAAKMANN TRUST                     DANIEL W. K. NG
GWEN CROTHALL TRUST                      MICHAEL J. MITCHELL
WILLIAM A. GRAHAM, IV                    JOHN C. TOMPKINS
TRUST UNDER AGREEMENT FOR                SARA LEE TOMPKINS
WILLIAM A. GRAHAM, V                     WILLIAM KEANE
TRUST UNDER AGREEMENT FOR                PILGRIM BAXTER HYBRID PARTNERS II, L.P.
LAURA M. GRAHAM                          NG ASSOCIATES
HLM/UH FUND L.P.                         U.S. BANCORP PIPER JAFFRAY ECM FUND II,
HLM OPPORTUNITIES FUND, L.P.             LLC
HLM/CB FUND II, L.P.                     U.S. BANCORP PIPER JAFFRAY ECM FUND II,
LIBERTY ADVISORS, INC.                   INVESTORS 03
LIBERTY VENTURES I, L.P.                 INVESTCARE PARTNERS LIMITED
LIBERTY VENTURES II, L.P.                PARTNERSHIP
TDH CAPITAL PARTNERS
ANVERS L.P.
ANVERS II L.P.

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